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                                                                    Exhibit 10.2

                       SECOND AMENDMENT TO LOAN DOCUMENTS


         THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is entered into as of November 30, 2000, between KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation (the "Borrower"), and FIRST UNION NATIONAL BANK, a national banking association (the "Bank").

                                   RECITALS:
                                   --------

         A. Pursuant to that certain Loan and Security Agreement dated as of January 6, 1999, between the Bank and the Borrower, as amended from time to time (the "Original Loan Agreement"), the Bank extended certain financial accommodations to the Borrower.

         B. The Borrower has requested, and the Bank has agreed, to extend the draw period and the maturity date of the Equipment Loan, subject to the terms and conditions set forth herein.

         C. The Original Loan Agreement, as amended hereby, is herein referred to as the "Amended Loan Agreement," and the Loan Documents, as amended hereby, are herein referred to as the "Amended Loan Documents." Except as otherwise defined herein, all capitalized terms shall have such meaning as set forth in the Amended Loan Agreement.

                                  AGREEMENT:
                                  ---------

         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the parties hereto agree as follows:

SECTION 1.     Amendment to Loan Agreement.  The Original Loan Agreement is
---------      ---------------------------
hereby amended as follows:

         1.1.  Equipment Loan. Section 1.02(a) of the Original Loan Agreement is
               --------------
hereby deleted in its entirety, and the following is inserted in lieu thereof

               "(a) Subject to the terms and conditions of this Agreement, the Bank will make available an equipment term loan facility (the "Equipment Loan") to the Borrower in an amount up to $5,000,000.00 to finance the Borrower's capital expenditure needs. So long as no Default or Event of Default has occurred which has not been cured or which the Bank, in its sole and absolute discretion, has not waived, the Borrower may borrow and reborrow amounts which have been repaid from the Equipment Loan, from time to time on the terms and conditions provided herein until February 28, 2001 (the "Conversion Date"). After the Conversion Date, no payment on the Equipment Loan may be reborrowed. The Equipment Loan shall be evidenced by the Equipment Note, shall bear interest at the rates set forth in Section 1.03, and shall be payable as follows:

                    (i) twenty-six (26) installments of interest only commencing on January 31, 1999, and on the last Business Day of each month thereafter through February 28, 2001; and

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                           (ii) sixty (60) installments of principal in equal
                  amounts based upon the principal outstanding on the Conversion Date, plus accrued interest thereon, commencing on March 31, 2001, and on the last Business Day of each mouth thereafter, with a final installment of all principal and accrued interest being due and payable on February 28, 2006, unless sooner due and payable pursuant to the terms hereof."

SECTION 2.        Amendment to Equipment Note.  The Equipment Note is hereby
---------         ---------------------------
amended as follows:

         2.1      Equipment Note.  The reference to the date of "December 31,
                  --------------
2000" in the fourth (4th) paragraph of the Equipment Note is hereby deleted, and the date of "February 28, 2006" is inserted in lieu thereof.

SECTION 3.        Conditions Precedent to Closing.  The obligation of the Bank
---------         -------------------------------
to close the transactions contemplated by this Amendment (the "Closing") is subject to satisfaction of the following conditions:

         3.1.     Loan Documents.  The Bank's receipt of two (2) originals of
                  --------------
this Amendment, fully executed by the Borrower and each other party thereto (other than Bank).

         3.2.     Officers Certificates. The Bank's receipt of an officers'
                  ---------------------
certificate of two (2) authorized officers of the Borrower certifying, among other things, that attached are true and correct copies of (i) resolutions adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment and all other documents to be executed by the Borrower in connection herewith and (ii) the names and incumbency of those persons authorized on behalf of the Borrower to sign each of the documents or certificates to be executed and delivered by the Borrower in connection herewith.

         3.3.     Payment of Fees, Costs and Expenses. Payment of all fees,
                  -----------------------------------
costs and expenses due the Bank and evidence of payment to other parties of all fees, costs and expenses which the Borrower is required to pay in connection with the Closing, including, without limitation, the Bank's counsel fees incurred in connection with the negotiation, documentation and closing of this Amendment and related documents and agreements.

         3.4.     No Default.  No Default or Event of Default shall exist under
                  ----------
the Amended Loan Documents.

         3.5.     Representations and Warranties. The representations and
                  ------------------------------
warranties contained herein and in the Amended Loan Documents shall be true and correct in all material respects as of the date of Closing, except (i) those referring to the financial statements for purposes of this Section shall be deemed to refer to the most recent financial statements timely furnished to the Bank in compliance with the Amended Loan Agreement, and (ii) those representations which specifically relate to an earlier date or which are no longer true due to an action or event specifically permitted by the provisions of the Amended Loan Documents.

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         3.6.     Additional Documentation.  Such other documentation or
                  ------------------------
information as may reasonably be required by the Bank and its counsel.

SECTION 4.        Representations, Warranties and Covenants. The Borrower hereby
---------         -----------------------------------------
reaffirms and remakes as of the date hereof and taking into consideration the effects of the transactions contemplated in this Amendment, each of the representations and warranties contained in the Amended Loan Documents as being true and correct in all respects. The Borrower has the necessary power and authority and approvals and is duly authorized to execute, deliver and perform this Amendment and to perform the obligations contemplated hereby and thereby. The Borrower agrees that until satisfaction of the Obligations, the Borrower shall fully comply with all covenants as set forth in the Amended Loan Documents.

SECTION 5.        Miscellaneous.
---------         -------------

         5.1.     No Waiver. Except to the extent that the Loan Documents are
                  ---------
specifically modified by this Amendment, nothing in this Amendment, or in the Bank's failure to act prior to this Amendment, shall constitute a waiver by the Bank of its rights and remedies under the Amended Loan Documents. No act or omission by the Bank under this Amendment or in its relations with the Borrower shall constitute a waiver of any of its rights and remedies under the Amended Loan Documents unless such waiver is in writing, signed by the Bank, and then only to the extent specifically set forth therein.

         5.2.     Reaffirmation; Incorporation; Interpretation. The Borrower
                  --------------------------------------------
hereby acknowledges that all terms and conditions of the Amended Loan Agreement are and shall remain in full force and effect. The Borrower hereby reaffirms its Obligations under the Amended Loan Documents. This Amendment is incorporated into the Loan Documents by reference and shall constitute a part thereof as if fully set forth therein. In the event that any of the terms or the provisions of the Loan Documents are inconsistent or contradictory of the terms hereof, the terms of this Amendment shall control.

         5.3.     Release. The Borrower acknowledges and agrees that, as of the
                  -------
date hereof, it does not have any claim, defense or set-off right against the Bank, or any of its officers, directors, employees, agents, successors, assigns or affiliates, nor any claim, defense or set-off right to the enforcement by the Bank of the full amount of the Obligations. The Borrower hereby forever expressly waives, releases, relinquishes, satisfies, acquits and discharges the Bank and its officers, directors, employees, agents, successors, assigns and affiliates, from any and all defenses to payment or other defenses, set-offs, claims, counterclaims, liability and causes of action, accrued or unaccrued, known or unknown, which occurred or arose on or prior to the date hereof.

         5.4.     Counterparts.  This Amendment may be executed simultaneously
                  ------------
in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.5.     Severability.  The invalidity or unenforceability of any one
                  ------------
or more phrases, sentences, clauses or Sections contained in this Amendment shall not affect the validity or enforceability of the remaining portions of this Amendment, or any part thereof.

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         5.6.     Governing Law. This Amendment shall be governed by and
                  -------------
construed in accordance with the laws of the State of North Carolina, without regard to conflict of laws principles.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                        BORROWER:
                                        --------

                                        KEWAUNEE SCIENTIFIC CORPORATION


                                        By       /s/ D. Michael Parker
                                           ------------------------------------
                                           D. Michael Parker, Vice President
ATTEST:


       /s/ Jeffrey L. Bunton
----------------------------------
Name:  Jeffrey L. Bunton,
Assistant Secretary



[CORPORATE SEAL]



                                        BANK:
                                        ----

                                        FIRST UNION NATIONAL BANK


                                        By       /s/ Gayle W. Harris
                                           ------------------------------------
                                           Name:  Gayle W. Harris
                                           Title: Vice President



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